Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned officers of Bancorp Energy, Inc. (the “Company”) hereby certifies that, in the capacities of each indicated by their signature, the Company’s Annual Report on Form 10-K for the year ended December 31, 2009  (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2011	/s/ Dempsey Mork
Dempsey Mork, Chief Executive Officer (the Principal Executive Officer)

Date: August 8, 2011	/s/ Neville Pearson
Neville Pearson, Chief Financial Officer (the Principal Financial Officer and Principal Accounting Officer)